SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2004

Element 21 Golf Company

(Exact name of registrant as specified in its charter)

Delaware (State of other jurisdiction of incorporation)	000-15260 (Commission File Number)	88-0218411 (IRS Employer Identification No.)

200 Perimeter Road, Manchester, New Hampshire 03103

(Address of principal executive offices)         (Zip Code)

Registrant's telephone number:    (603) 641-8443

Item 4.01          Changes in Registrant's Certifying Accountant

(a)                                      On October 13th, 2004, the Registrant became aware that the firm of Stephen A. Diamond, Chartered Accountant, it’s certifying accountant, was not registered with the Public Company Accounting Oversight Board (PCAOB).  Section 102 of the Sorbanes-Oxley act of 2002 makes it unlawful after October 22, 2003 for any person that is not registered with the PCAOB to prepare, issue or to participate in the preparation or issuance of any audit report or review report with respect to any issuer.  The registrant immediately commenced a search and effective today has retained the firm of Lazar, Levine and Felix,  350 Fifth Ave., New York, New York as its auditor.

The change in auditors is effective October 27, 2004 and Lazar, Levineand Felix will audit the Company’s fiscal years ended June 30, 2003 and 2004.  Prior to engaging Lazar, Levine and Felix as the Company’s independent accountant, the Registrant did not consult with or obtain oral or written advice from Stephen A. Diamond, CA.

(b)                                      No disagreements occurred between the Registrant and former accountants, Stephen Diamond Chartered Accountants, on any accounting, auditing or reporting issue in any interim period through the date of their termination.

(c)                    A letter from Stephen Diamond Chartered Accountants, the former accountants, addressed to the Securities and Exchange Commission stating whether they agree with the Registrant's response to this Item is filed as an Exhibit hereto.

(e)                    The decision to retain  Lazar, Levin and Felix was approved by the Board of Directors of the Registrant.

Item 8.01          Other Events

(a)                    On September 30th, 2004, Registrant filed Form NT indicating it would be late filing its annual report on Form 10KSB, expecting to rely on its former auditor Stephen Diamond Chartered Accountant to issue an opinion on its financial statements allowing it to file during the extension period.  As a direct result of the Company learning Stephen Diamond Chartered Accountant was no longer qualified to issue such an opinion, Registrant has been unable to file its Form 10SB.

(b)                    Effective October 18, 2004 the Registrant’s stock symbol changed to EGLF on the over the counter bulletin board (OTCBB).

(c)                    Effective October 19th, 2004 the OTCBB changed the trading symbol to EGLFE reflecting Registrant was no longer current in its filings with the SEC.  Under the listing OTCBB rules in effect Registrant must file its Form 10KSB on or before November 19th, 2004 or risk being delisted from the OTCBB.  Registrant can not assure its new auditor will have completed its audit and opinion in the remaining time which could result in a delisting from the OTCBB.

Item 9.01        Financial Statements, Pro Forma Financial Statements and Exhibits.

Exhibits -16

Letter from Stephen Diamond Chartered Accountants CA in accordance with Item 4(c)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Element 21 Golf Company

/s/James Morin, Secretary, Treasurer and Director

Dated:        October 26, 2004

Stephen A Diamond letterhead

October 26, 2004

Securities and Exchange Commission

Washington, D. C. 20549

Gentlemen:

We have read the statement made by Element 21 Golf Company that we understand was filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company’s Form 8-K report dated October 26, 2004.  We agree with the statement insofar as it relates to Stephen A. Diamond CA.

Very truly yours,

/s/ Stephen A. Diamond

Stephen A. Diamond, Chartered Accountant